Exhibit 99.1

FOR IMMEDIATE RELEASE

Norwood Financial Corp announces First Quarter 2025 Results

Quarterly Highlights:

•	Fully diluted EPS of $0.63, a 14.5% increase over the same period in 2024

•	Return on assets rises to over 1.00%.

•	Net interest margin increased 30 basis points vs. the prior quarter and 11 basis points over the prior year.

•	Loans grew at a 13.5% annualized rate during the first quarter.

•	Capital continues to improve on increased earnings and lower AOCI adjustment.

Honesdale, Pennsylvania – April 17, 2025 – Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced results for the three months March 31, 2025.

Jim Donnelly, President and Chief Executive Officer of Norwood Financial Corp and Wayne Bank, stated, “The actions that we took in December 2024 to improve our capital and earnings have given us a great start to 2025. The portfolio repositioning has improved our net interest margin. That, coupled with strong annualized growth in loans and deposits, put us on a positive trajectory for 2025. We continue to benefit from lower deposit costs together with higher assets yields and our deposit growth has allowed us to lower our use of wholesale borrowings.”

Mr. Donnelly continued, “The capital that we raised in December 2024, has strengthened our balance sheet and will allow our Company to better weather any headwinds that come with global uncertainty. Although we do not have any international business per se, we do have customers who may have exposure to developing trade conditions. Because we are a community bank we are contacting our customers to determine how we can best assist them, if necessary. Additionally, we are being prudent regarding the opportunities in front of us, taking the time to assess the effects of changing economic circumstances.”

Selected Financial Highlights

	Year-Over Year				Linked Quarter			Adjusted Linked Quarter[1]
	3 Months Ended				3 Months Ended			3 Months Ended
(dollars in thousands, except per share data)	Mar-25	Mar-24	Change		Dec-24	Change		Dec-24	Change
Net interest income	17,857	14,710	3,147		16,625	1,232		16,625	1,232
Net interest spread (fte)	2.61%	2.08%	53	bps	2.31%	30	bps	2.31%	30	bps
Net interest margin (fte)	3.30%	2.80%	50	bps	3.04%	26	bps	3.04%	26	bps
Net income (loss)	5,773	4,433	1,340		(12,651)	18,424		3,119	2,654
Diluted earnings per share	0.63	0.55	0.08		-1.54	-2.09		0.38	0.25
Return on average assets	1.01%	0.80%	21	bps	-2.19%	320	bps	0.54%	47	bps
Return on tangible equity	12.40%	11.65%	75	bps	-30.77%	(4,317	bps)	7.59%	481	bps

1.

The above table includes non-GAAP financial measures excluding the one-time $20.0 million net realized loss incurred in the fourth quarter as a result of the repositioning of our investment portfolio. Please see “Non-GAAP Financial Measures” below for a reconciliation of all non-GAAP financial measures.

Discussion of financial results for the three months ended March 31, 2025:

•	The Company had net income of $5.8 million for the three months ended March 31, 2025, an increase $1.3 million over the same period last year.

•	Net interest income increased during the first quarter of 2025 compared to the first quarter of 2024 due to increases in asset yields which outpaced increases in yields on liabilities.

•	Correspondingly, the net interest margin in the first quarter of 2025 was 3.30% compared to 2.80% in the first quarter of 2024.

•	The efficiency ratio for the first quarter of 2025 was 59.7% compared to 70.6% in the first quarter of 2024.

•	As of March 31, 2025, total assets were $2.376 billion, compared to $2.260 billion at March 31, 2024, an increase of 5.07% .

•	Loans receivable were $1.771 billion at March 31 2025, compared to $1.621 billion at March 31, 2024, an increase of 9.24% .

•	Total deposits were $2.004 billion at March 31 2025, compared to $1.839 billion at March 31, 2024, an increase of 9.00% .

•	Tangible Common Equity was 8.16% as of March 31, 2025, versus 6.80% at March 31, 2024.

•	Tangible Book Value per share increased $0.81 from $19.85 at December 31, 2024 to $20.66 at March 31, 2025.

Norwood Financial Corp is the parent company of Wayne Bank, which operates from sixteen offices throughout Northeastern Pennsylvania and fourteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Non-GAAP Financial Measures

This release references adjusted net income, adjusted diluted earnings per share, adjusted return on average assets and adjusted return on tangible equity, all of which are non-GAAP (Generally Accepted Accounting Principles) financial measures. Adjusted values were derived by reversing the effect of loss on sale of securities in December 2024 along with the attendant tax effect. We believe the presentation of adjusted net income, adjusted diluted earnings per share, adjusted return on average assets and adjusted return on tangible equity ensures comparability of these measures as the portfolio restructuring is not something the Company expects to be a recurring event.

Adjusted Return on Average Assets

(Dollars in thousands)

Three Months Ended December 31, 2024
Net (loss) income	$(12,651)
Average assets	2,299,732
Return on average assets (annualized)	-2.19%
Net (loss) income	(12,651)
Net realized losses on sale of securities	19,962
Tax effect at 21%	(4,192)

Adjusted Net Income (Non-GAAP)	3,119
Average assets	2,299,732
Adjusted return on average assets (annualized) (Non-GAAP)	0.54%

Adjusted Return on Average Tangible Shareholders’ Equity

(Dollars in thousands)

Three Months Ended December 31, 2024
Net (loss) income	$(12,651)
Average shareholders’ equity	192,981
Average intangible assets	29,424

Average tangible shareholders’ equity	163,557
Return on average tangible shareholders’ equity (annualized)	-30.77%
Net (loss) income	(12,651)
Net realized losses on sale of securities	19,962
Tax effect at 21%	(4,192)

Adjusted Net Income (Non-GAAP)	3,119
Average tangible shareholders’ equity	163,557
Adjusted return on average shareholders’ equity (annualized) (Non-GAAP)	7.59%

Adjusted Earnings Per Share

(Dollars in thousands)

Three Months Ended December 31, 2024
GAAP-Based Earnings Per Share, Basic	$(1.54)
GAAP-Based Earnings Per Share, Diluted	$(1.54)
Net (Loss) Income	(12,651)
Net realized losses on sale of securities	19,962
Tax effect at 21%	(4,192)

Adjusted Net Income (Non-GAAP)	3,119
Adjusted Earnings per Share, Basic (Non-GAAP)	$0.38
Adjusted Earnings per Share, Diluted (Non-GAAP)	$0.38

The following table reconciles average equity to average tangible equity:

	For the Period Ended March 31
(dollars in thousands)	2025	2024
Average equity	$218,194	$182,088
Average goodwill and other intangibles	(29,409)	(29,476)
Average tangible equity	$188,785	$152,612

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

272-304-3003

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	March 31
	2025	2024
ASSETS
Cash and due from banks	$31,729	$19,519
Interest-bearing deposits with banks	43,678	92,444

Cash and cash equivalents	75,407	111,963
Securities available for sale	408,742	398,374
Loans receivable	1,771,269	1,621,448
Less: Allowance for credit losses	20,442	18,020

Net loans receivable	1,750,827	1,603,428
Regulatory stock, at cost	7,616	6,545
Bank premises and equipment, net	20,273	18,057
Bank owned life insurance	46,914	45,869
Foreclosed real estate owned	—	97
Accrued interest receivable	8,587	8,135
Deferred tax assets, net	17,859	21,642
Goodwill	29,266	29,266
Other intangible assets	136	202
Other assets	10,417	16,845

TOTAL ASSETS	$2,376,044	$2,260,423

LIABILITIES
Deposits:
Non-interest bearing demand	$391,377	$383,362
Interest-bearing	1,613,071	1,455,636

Total deposits	2,004,448	1,838,998
Short-term borrowings	—	60,055
Other borrowings	118,590	151,179
Accrued interest payable	13,864	11,737
Other liabilities	18,435	17,241

TOTAL LIABILITIES	2,155,337	2,079,210
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2025: 9,489,398 shares, 2024: 8,310,847 shares	949	831
Surplus	126,785	97,893
Retained earnings	127,865	137,285
Treasury stock, at cost: 2025: 229,979 shares, 2024: 200,690 shares	(6,208)	(5,397)
Accumulated other comprehensive loss	(28,684)	(49,399)

TOTAL STOCKHOLDERS’ EQUITY	220,707	181,213

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,376,044	$2,260,423

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2025	2024
INTEREST INCOME
Loans receivable, including fees	$25,988	$23,681
Securities	3,870	2,526
Other	226	731

Total Interest income	30,084	26,938

INTEREST EXPENSE
Deposits	10,748	10,110
Short-term borrowings	458	336
Other borrowings	1,021	1,782

Total Interest expense	12,227	12,228

NET INTEREST INCOME	17,857	14,710
PROVISION FOR (RELEASE OF) CREDIT LOSSES	$857	$(624)

NET INTEREST INCOME AFTER PROVISION FOR (RELEASE OF) CREDIT LOSSES	17,000	15,334

OTHER INCOME
Service charges and fees	1,513	1,343
Income from fiduciary activities	325	238
Gains on sales of loans, net	47	6
Earnings and proceeds on life insurance policies	286	268
Other	180	151

Total other income	2,351	2,006

OTHER EXPENSES
Salaries and employee benefits	6,472	6,135
Occupancy, furniture and equipment	1,378	1,261
Data processing and related operations	1,085	1,022
Taxes, other than income	192	93
Professional fees	659	585
FDIC Insurance assessment	406	361
Foreclosed real estate	4	21
Amortization of intangibles	15	19
Other	1,853	2,235

Total other expenses	12,064	11,732

INCOME BEFORE TAX EXPENSE	7,287	5,608
INCOME TAX EXPENSE	1,514	1,175

NET INCOME	$5,773	$4,433

Basic earnings per share	$0.63	$0.55

Diluted earnings per share	$0.63	$0.55

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended March 31	2025	2024
Net interest income	$17,857	$14,710
Net income	5,773	4,433

Net interest spread (fully taxable equivalent)	2.61%	2.08%
Net interest margin (fully taxable equivalent)	3.30%	2.80%
Return on average assets	1.01%	0.80%
Return on average equity	10.73%	9.79%
Return on average tangible equity	12.40%	11.68%
Basic earnings per share	$0.63	$0.55
Diluted earnings per share	$0.63	$0.55

As of March 31	2025	2024
Total assets	$2,376,044	$2,260,423
Total loans receivable	1,771,269	1,621,448
Allowance for credit losses	20,442	18,020
Total deposits	2,004,448	1,838,998
Stockholders’ equity	220,707	181,213
Trust assets under management	198,761	202,020

Book value per share	$23.84	$22.34
Tangible book value per share	$20.66	$18.71
Equity to total assets	9.29%	8.02%
Allowance to total loans receivable	1.15%	1.11%
Nonperforming loans to total loans	0.45%	0.23%
Nonperforming assets to total assets	0.33%	0.17%

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	March 31 2025	December 31 2024	September 30 2024	June 30 2024	March 31 2024
ASSETS
Cash and due from banks	$31,729	$27,562	$47,072	$29,903	$19,519
Interest-bearing deposits with banks	43,678	44,777	35,808	39,492	92,444

Cash and cash equivalents	75,407	72,339	82,880	69,395	111,963

Securities available for sale	408,742	397,846	396,891	397,578	398,374
Loans receivable	1,771,269	1,713,638	1,675,139	1,641,356	1,621,448
Less: Allowance for credit losses	20,442	19,843	18,699	17,807	18,020

Net loans receivable	1,750,827	1,693,795	1,656,440	1,623,549	1,603,428
Regulatory stock, at cost	7,616	13,366	6,329	6,443	6,545
Bank owned life insurance	46,914	46,657	46,382	46,121	45,869
Bank premises and equipment, net	20,273	19,657	18,503	18,264	18,057
Foreclosed real estate owned	—	—	—	—	97
Goodwill and other intangibles	29,402	29,418	29,433	29,449	29,468
Other assets	36,863	44,384	42,893	44,517	46,622

TOTAL ASSETS	$2,376,044	$2,317,462	$2,279,751	$2,235,316	$2,260,423

LIABILITIES
Deposits:
Non-interest bearing demand	$391,377	$381,479	$420,967	$391,849	$383,362
Interest-bearing deposits	1,613,071	1,477,684	1,434,284	1,419,323	1,455,636

Total deposits	2,004,448	1,859,163	1,855,251	1,811,172	1,838,998
Borrowings	118,590	214,862	197,412	210,422	211,234
Other liabilities	32,299	29,929	31,434	31,534	28,978
TOTAL LIABILITIES	2,155,337	2,103,954	2,084,097	2,053,128	2,079,210

STOCKHOLDERS’ EQUITY	220,707	213,508	195,654	182,188	181,213

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,376,044	$2,317,462	$2,279,751	$2,235,316	$2,260,423

NORWOOD FINANCIAL CORP

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	March 31 2025	December 31 2024	September 30 2024	June 30 2024	March 31 2024
INTEREST INCOME
Loans receivable, including fees	$25,988	$26,122	$25,464	$24,121	$23,681
Securities	3,870	2,789	2,526	2,584	2,526
Other	226	574	497	966	731

Total interest income	30,084	29,485	28,487	27,671	26,938

INTEREST EXPENSE
Deposits	10,748	10,984	10,553	10,687	10,110
Borrowings	1,479	1,876	2,003	2,059	2,118

Total interest expense	12,227	12,860	12,556	12,746	12,228

NET INTEREST INCOME	17,857	16,625	15,931	14,925	14,710
PROVISION FOR (RELEASE OF) CREDIT LOSSES	857	1,604	1,345	347	(624)

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	17,000	15,021	14,586	14,578	15,334

OTHER INCOME
Service charges and fees	1,513	1,595	1,517	1,504	1,343
Income from fiduciary activities	325	224	256	225	238
Net realized (losses) gains on sales of securities	—	(19,962)	—	—	—
Gains on sales of loans, net	47	50	103	36	6
Gains on sales of foreclosed real estate owned	—	—	—	32	—
Earnings and proceeds on life insurance policies	286	275	261	253	268
Other	180	159	158	157	151

Total other income	2,351	(17,659)	2,295	2,207	2,006

OTHER EXPENSES
Salaries and employee benefits	6,472	6,690	6,239	5,954	6,135
Occupancy, furniture and equipment, net	1,378	1,291	1,269	1,229	1,261
Foreclosed real estate	4	9	9	15	21
FDIC insurance assessment	406	335	339	309	361
Other	3,804	5,094	4,175	3,937	3,954

Total other expenses	12,064	13,419	12,031	11,444	11,732

INCOME BEFORE TAX (BENEFIT) EXPENSE	7,287	(16,057)	4,850	5,341	5,608
INCOME TAX (BENEFIT) EXPENSE	1,514	(3,406)	1,006	1,128	1,175

NET (LOSS) INCOME	$5,773	$(12,651)	$3,844	$4,213	$4,433

Basic (loss) earnings per share	$0.63	$(1.54)	$0.48	$0.52	$0.55

Diluted (loss) earnings per share	$0.63	$(1.54)	$0.48	$0.52	$0.55

Book Value per share	$23.84	$23.02	$24.18	$22.52	$22.34
Tangible Book Value per share	20.66	19.85	20.54	18.88	18.71

Return on average assets (annualized)	1.01%	-2.19%	0.68%	0.75%	0.80%
Return on average equity (annualized)	10.73%	-26.08%	8.09%	9.41%	9.79%
Return on average tangible equity (annualized)	12.40%	-30.77%	9.58%	11.26%	11.68%

Net interest spread (fte)	2.61%	2.31%	2.23%	2.06%	2.08%
Net interest margin (fte)	3.30%	3.04%	2.99%	2.80%	2.80%

Allowance for credit losses to total loans	1.15%	1.16%	1.12%	1.08%	1.11%
Net charge-offs to average loans (annualized)	0.07%	0.12%	0.08%	0.13%	0.08%
Nonperforming loans to total loans	0.45%	0.46%	0.47%	0.47%	0.23%
Nonperforming assets to total assets	0.33%	0.34%	0.35%	0.34%	0.17%

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

	For the Quarter Ended
	March 31, 2025			December 31, 2024			March 31, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$20,802	$226	4.41%	$46,629	$574	4.90%	$53,930	$730	5.44%
Securities available for sale:
Taxable	408,427	3,623	3.60	404,777	2,434	2.39	402,275	2,147	2.15
Tax-exempt (1)	44,242	312	2.86	65,628	449	2.72	69,880	481	2.77

Total securities available for sale (1)	452,669	3,935	3.53	470,405	2,883	2.44	472,155	2,628	2.24
Loans receivable (1) (4) (5)	1,743,572	26,120	6.08	1,690,650	26,246	6.18	1,612,106	23,775	5.93

Total interest-earning assets	2,217,043	30,281	5.54	2,207,684	29,703	5.35	2,138,191	27,133	5.10
Non-interest earning assets:
Cash and due from banks	28,705			27,283			24,593
Allowance for credit losses	(20,154)			(18,741)			(19,096)
Other assets	93,131			83,506			73,692

Total non-interest earning assets	101,682			92,048			79,189

Total Assets	$2,318,725			$2,299,732			$2,217,380

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$546,884	$2,801	2.08	$528,330	$3,017	2.27	$449,825	$2,311	2.07
Savings	211,905	142	0.27	209,362	162	0.31	235,545	250	0.43
Time	793,803	7,805	3.99	764,819	7,805	4.06	725,199	7,549	4.19

Total interest-bearing deposits	1,552,592	10,748	2.81	1,502,511	10,984	2.91	1,410,569	10,110	2.88
Short-term borrowings	44,297	458	4.19	46,267	348	2.99	57,997	336	2.33
Other borrowings	93,549	1,021	4.43	133,620	1,528	4.55	155,498	1,782	4.61

Total interest-bearing liabilities	1,690,438	12,227	2.93	1,682,398	12,860	3.04	1,624,064	12,228	3.03
Non-interest bearing liabilities:
Demand deposits	380,544			394,001			386,066
Other liabilities	29,549			30,352			25,162

Total non-interest bearing liabilities	410,093			424,353			411,228
Stockholders’ equity	218,194			192,981			182,088

Total Liabilities and Stockholders’ Equity	$2,318,725			$2,299,732			$2,217,380

Net interest income/spread (tax equivalent basis)		18,054	2.61%		16,843	2.31%		14,905	2.08%

Tax-equivalent basis adjustment		(197)			(218)			(195)

Net interest income		$17,857			$16,625			$14,710

Net interest margin (tax equivalent basis)			3.30%			3.04%			2.80%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.